Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of SoftNet Technology Corp. (the “Company”) on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin Holt, President, Chief Operating Officer and Director, and James Booth Chief Executive Officer and Chairman of the Board, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirement of Section 12(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company, as of, and for the periods presented in the report.

                                                                                                           /s/  James Booth
                                                                                                           James Booth
                                                                                                           Chairman of the Board, CEO

                                                                                                           /s/  Kevin Holt
                                                                                                           Kevin Holt
                                                                                                           President, COO
                                                                                                           (Principal Financial and Accounting Officer)

November 17, 2006

A Signed original of this written statement required by Section 906 has been provided to SoftNet Technology Corp. and will be retained by SoftNet Technology Corp. and furnished to the Securities and Exchange Commission or its staff upon request.